Exhibit 24

                        POWER OF ATTORNEY


     I, Lawrence A. Bossidy, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Lawrence A. Bossidy
                                   --------------------------------
                                        Lawrence A. Bossidy



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Hans W. Becherer
                                   ----------------------------
                                        Hans W. Becherer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Marshall N. Carter, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                     /s/ Marshall N. Carter
                                   -------------------------
                                        Marshall N. Carter



Dated:  March 1, 1999

                        POWER OF ATTORNEY


     I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.


                                        /s/ Ann M. Fudge
                                   -------------------------
                                        Ann M. Fudge



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert P. Luciano
                                   -----------------------------
                                        Robert P. Luciano



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert B. Palmer
                                   -----------------------------
                                        Robert B. Palmer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Russell E. Palmer
                                   -----------------------------
                                        Russell E. Palmer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Frederic M. Poses, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Frederic M. Poses
                                   --------------------------------
                                        Frederic M. Poses



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Ivan G. Seidenberg
                                   ------------------------------
                                        Ivan G. Seidenberg



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Andrew C. Sigler
                                   -----------------------------
                                        Andrew C. Sigler



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ John R. Stafford
                                   ------------------------------
                                        John R. Stafford



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Thomas P. Stafford
                                   -------------------------------
                                        Thomas P. Stafford



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert C. Winters
                                   ------------------------------
                                        Robert C. Winters



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Henry T. Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b)                                               on
Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Henry T. Yang
                                   --------------------------
                                        Henry T. Yang



Dated:  April 27, 1998